UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2011

Item 1. Report to Stockholders.

TYG
LISTED
NYSE

Yield

Growth

Quality

2011 2nd Quarter Report

May 31, 2011

Tortoise Energy Infrastructure Corp.

SM

...Steady Wins®

Company at a Glance

Tortoise Energy Infrastructure Corp. (NYSE: TYG) is a pioneering closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) and their affiliates in the energy infrastructure sector.

Investment Goals: Yield, Growth and Quality

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure MLPs with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through timely debt and equity offerings.

TYG seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:
  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 120 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

June 16, 2011

Dear Fellow Stockholder,

Recently one of our investment committee members referred to pipelines as “boring” and we were questioned as to how the assets that help fuel our nation’s economy could possibly be boring? Rightly put, if you are using Merriam-Webster’s definition of boring as “dull” or “drab.” However, if you think about it, boring in investing can be anything but boring — it can mean stability, predictability and longevity. In the words of Paul Samuelson, the Nobel Prize winning economist, “Investing should be more like watching paint dry or watching grass grow. If you want excitement, take $800 and go to Las Vegas.”

In our philosophy of focusing on yield, growth and quality over the long-term, pipelines are boring — not because of what they do — but because they provide such an essential and predictable service to our daily lives. It is with this mindset that we continue to focus our investments on long-haul, fee-based pipeline MLPs that offer stable and growing distribution potential with a modest risk profile.

Master Limited Partnership Sector Review and Outlook

Against a backdrop of commodity price volatility, the strongest relative performers within the sector during the fiscal quarter continued to be the more commodity-sensitive companies. While the Tortoise Upstream MLP Index™ lost some of its momentum recently, it posted a total return of 0.5 percent and 15.1 percent for the three months and six months ended May 31, 2011, respectively. In comparison, the Tortoise Long Haul Pipelines MLP Index™ had a total return of (3.4) percent and 4.2 percent for the same three and six month periods, respectively.

While the sector as a whole showed strength in March and April, as the fiscal quarter came to a close in May, the sector reversed its fiscal year-to-date gains. We believe this decline was impacted by economic recovery concerns as the sector traded down along with the broader equity market in the short-term, despite long-term fundamentals remaining strong.

The acquisition market continued to be active with more than $14 billion of activity in 2011 fiscal year-to-date as large integrated and independent oil and gas companies continue to divest midstream assets to MLPs. Likewise, equity capital markets remained open, with nearly $13 billion in equity raised by MLPs during the same period, including $1 billion in direct placements. In addition, five MLP IPOs have closed in 2011 with three others in registration with the SEC.

We believe MLPs are well-positioned to weather a potentially rising interest rate and inflationary environment, driven in part by their ability to grow distributions. In addition, petroleum pipelines utilizing the Federal Energy Regulatory Commission indexing will receive a very favorable tariff increase in July to reflect the change in the Producer Price Index plus 2.65 percent (previously 1.30 percent).

Company Performance Review and Outlook

Our total return based on market value (including the reinvestment of distributions) for the 2011 second fiscal quarter ended May 31, 2011, was (4.4) percent as compared to the Tortoise MLP Total Return Index™ of (2.2) percent during the same period. For the six months ended May 31, 2011, our market-based total return was 7.0 percent as compared to the Tortoise MLP Total Return Index of 6.9 percent.

The relative return differences are attributable to the significant outperformance of commodity-sensitive upstream MLPs included in the broader MLP index. We do not focus on upstream (coal, oil and gas production) MLPs, which are directly exposed to commodity price volatility and have benefited recently from rising crude oil and coal prices.

We paid a distribution of $0.5475 per common share ($2.19 annualized) to our stockholders on June 1, 2011, a 0.5 percent increase from our prior quarterly distribution of $0.545. This represents an annualized yield of 5.8 percent based on the second fiscal quarter closing price of $37.66. Our payout ratio of distributions to distributable cash flow (DCF) for the fiscal quarter was 90.7 percent as our DCF included non-recurring income associated with direct placement activity. For tax purposes, we currently expect 50 to 100 percent of TYG’s 2011 distributions to be characterized as qualified dividend income, with the remainder characterized as return of capital. A final determination of the characterization will be made in January 2012.

TYG helped finance energy infrastructure sector growth with the completion of two direct placements totaling $55 million during the fiscal quarter. Through these investments, we acquired common units in Regency Energy Partners LP and Crestwood Midstream Partners, LP which used the proceeds to help finance acquisitions in natural gas liquids pipeline/storage and natural gas gathering assets, respectively.

Additional information about our financial performance is available in the Management’s Discussion of this report.

Conclusion

We believe TYG offers a “user friendly” and efficient alternative for investing in energy infrastructure MLPs, supporting our goals of Yield, Growth, and very importantly in these times, Quality.

Thank you for your investment.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Infrastructure Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2011 2nd Quarter Report     1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2010			2011
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$20,034	$20,178	$20,696	$21,484	$22,258
Dividends paid in stock	1,969	1,993	2,067	2,031	1,885
Other income	—	—	—	150	400
Total from investments	22,003	22,171	22,763	23,665	24,543
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	2,946	3,097	3,329	3,494	3,691
Other operating expenses	441	377	428	366	392
	3,387	3,474	3,757	3,860	4,083
Distributable cash flow before leverage costs and current taxes	18,616	18,697	19,006	19,805	20,460
Leverage costs(2)	3,880	3,825	3,808	3,813	3,877
Current income tax expense	137	134	157	113	72
Distributable Cash Flow(3)	$14,599	$14,738	$15,041	$15,879	$16,511
Distributions paid on common stock	$14,536	$14,567	$14,595	$14,824	$14,982
Distributions paid on common stock per share	0.5400	0.5400	0.5400	0.5450	0.5475
Payout percentage for period(4)	99.6%	98.8%	97.0%	93.4%	90.7%
Net realized gain, net of income taxes, for the period	17,545	5,775	21,739	7,874	31,343
Total assets, end of period	1,195,309	1,307,719	1,449,476	1,593,046	1,530,521
Average total assets during period(5)	1,232,509	1,285,312	1,396,899	1,513,637	1,570,661
Leverage(6)	262,575	271,075	281,175	286,375	300,375
Leverage as a percent of total assets	22.0%	20.7%	19.4%	18.0%	19.6%
Unrealized appreciation, net of income taxes, end of period	275,046	345,211	434,082	513,704	446,940
Net assets, end of period	736,965	796,270	890,879	964,621	912,532
Average net assets during period(7)	769,890	802,057	867,349	922,122	938,332
Net asset value per common share	27.38	29.52	32.91	35.46	33.35
Market value per share	32.84	32.66	36.25	40.00	37.66
Shares outstanding	26,918,015	26,976,691	27,068,577	27,199,433	27,365,561

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	7.08%	6.84%	6.54%	6.34%	6.20%
Operating expenses before leverage costs and current taxes	1.09%	1.07%	1.08%	1.03%	1.03%
Distributable cash flow before leverage costs and current taxes	5.99%	5.77%	5.46%	5.31%	5.17%
As a Percent of Average Net Assets
Distributable cash flow(3)	7.52%	7.29%	6.96%	6.98%	6.98%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, other recurring leverage expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, distributions included in direct placement discounts and amortization of debt issuance costs; and decreased by current taxes paid.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on average net assets.

2      Tortoise Energy Infrastructure Corp.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Infrastructure Corp.’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Market values of our MLP investments declined in May from year-to-date highs earlier in the quarter resulting in an overall decrease in total assets of $63 million from February 28, 2011 to May 31, 2011. Although quarter-end total assets decreased, average total assets for the quarter increased as compared to the 1st quarter, resulting in increased asset based expenses. Distribution increases from our MLP investments were in-line with our expectations. Total leverage as a percent of total assets increased during the quarter as a result of increased leverage and a decline in investment values. Our distributable cash flow (“DCF”) remained strong and we increased our quarterly distribution to $0.5475 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our DCF in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions with increases safely covered by earned DCF. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes (excluding taxes generated from realized gains). Realized gains, expected tax benefits and deferred taxes are not included in our DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as current taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many energy infrastructure companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 2nd quarter 2011 was approximately $24.5 million, representing an 11.5 percent increase as compared to 2nd quarter 2010 and a 3.7 percent increase, or approximately $0.9 million, as compared to 1st quarter 2011. The change from 1st quarter 2011 reflects distribution increases from our MLP investments, receipt of distributions from $20.7 million in net MLP purchases during the quarter and one-time commitment fees of $400,000 related to a direct MLP investment completed during the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.03 percent of average total assets for the 2nd quarter 2011, a decrease of 0.06 percent as compared to the 2nd quarter 2010 and unchanged as compared to 1st quarter 2011. Advisory fees for the 2nd quarter 2011 increased 5.6 percent from 1st quarter 2011 as a result of increased average managed assets for the quarter as discussed above. Yields on our MLP investments are currently below their 5-year historical average of approximately 7 percent. All else being equal, if MLP yields continue to decrease and distributions remain constant or grow, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses increased approximately $26,000 from 1st quarter 2011, primarily as a result of increased estimated franchise taxes.

Leverage costs consist of two major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $3.9 million for the 2nd quarter 2011, as compared to $3.8 million for 1st quarter 2011. This change reflects an approximate $9 million increase in our bank credit facility average balance for the quarter and interest expense from the issuance of $25 million of notes in mid May.

The weighted average annual rate of our leverage at May 31, 2011 was 5.21 percent. This rate includes balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility and as our leverage matures or is redeemed. Additional information on our leverage and amended credit facility is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

2011 2nd Quarter Report     3

Management’s Discussion (Unaudited) (Continued)

Distributable Cash Flow

For 2nd quarter 2011, our DCF was approximately $16.5 million, an increase of 13.1 percent as compared to 2nd quarter 2010 and an increase of 4.0 percent as compared to 1st quarter 2011. The changes are the net result of increased distributions and expenses as outlined above. We declared a distribution of $15.0 million, or $0.5475 per share, during the quarter. This represents an increase of $0.0075 per share as compared to 2nd quarter 2010 and an increase of $0.0025 per share as compared to 1st quarter 2011.

Our dividend payout ratio as a percentage of DCF decreased from 93.4 percent for 1st quarter 2011 to 90.7 percent for 2nd quarter 2011. This change was primarily the result of receipt of a one-time commitment fee of $400,000 during the 2nd quarter. A payout of less than 100 percent of DCF provides cushion for on-going management of the portfolio, changes in leverage costs and other expenses. An on-going payout ratio in excess of 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions or portfolio managers taking on more risk than they otherwise would.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2011 YTD and 2nd quarter 2011 (in thousands):

	2011 YTD	2nd Qtr 2011
Net Investment Loss, before Income Taxes	$(17,293)	$(11,916)
Adjustments to reconcile to DCF:
Dividends paid in stock	3,916	1,885
Return of capital on distributions	45,570	26,542
Distribution included in direct placement discount	238	—
Amortization of debt issuance costs	144	73
Current income tax expenses	(185)	(73)
DCF	$32,390	$16,511

Liquidity and Capital Resources

We had total assets of $1.531 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables, if any, and any expenses that may have been prepaid. During 2nd quarter 2011, total assets decreased $63 million. This change was primarily the result of an $83 million decrease in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) and net purchases of approximately $21 million funded through the issuance of debt and equity.

We issued 129,829 shares of our common stock during the quarter under our at-the-market equity program and 36,299 shares under our dividend reinvestment plan for a total of approximately $6.3 million. We are waiving our advisory fees on the net proceeds from shares issued under our at-the-market equity program for six months.

Total leverage outstanding at May 31, 2011 was $300.4 million, an increase of $14 million as compared to February 28, 2011. These additional leverage proceeds, along with approximately $6.3 million from our issuance of common stock, were used to partially fund a direct placement. During the quarter, we issued $15 million of floating rate notes with a 3 year term and $10 million of fixed rate notes with a 7 year term and rate of 4.35 percent. We used the proceeds from the notes issuances to reduce the outstanding balance on our bank credit facility.

Outstanding leverage is comprised of approximately $195 million in senior notes, $73 million in preferred shares and $32.4 million outstanding under the credit facility, with 84.2 percent of leverage with fixed rates and a weighted average maturity of 4.6 years. Total leverage represented 19.6 percent of total assets at May 31, 2011, as compared to 18.0 percent as of February 28, 2011 and 22.0 percent as of May 31, 2010. The increase as compared to February 28, 2011 is the result of additional borrowings for investments and the decrease in total assets from lower MLP market values. Our leverage as a percent of total assets remains below our long-term target level of 25 percent, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of approximately $268 million is comprised of 73 percent private placement debt and 27 percent publicly traded preferred equity with a weighted average rate of 5.62 percent and remaining weighted average laddered maturity of approximately 5.1 years.

Our MRP stock has an optional redemption feature allowing us to redeem all or a portion of the stock after December 31, 2012 and on or prior to December 31, 2013 at $10.10 per share. Any optional redemption after December 31, 2013 and on or prior to December 31, 2014 will be at $10.05 per share. Any redemption after December 31, 2014 will be at the liquidation preference amount of $10.00 per share.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 and Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

During the quarter, we entered into an amendment to our bank credit facility that increased the amount available under our facility to $85 million to allow more flexibility in carrying out our investment goals and objectives. Subsequent to quarter-end, we entered into an amendment to our bank credit facility that extends the facility through June 18, 2012. Terms of the amendment provide for an unsecured facility of $85 million, unchanged from the previous facility. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent with a fee of 0.20 percent on any unused balance.

Taxation of our Distributions and Income Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2012. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For tax purposes, distributions to common stockholders for the fiscal year ended 2010 were 54 percent qualified dividend income and 46 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by 46 percent of the total distributions they received in 2010. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the fiscal year ended 2010 was 100 percent return of capital. We currently estimate that 50 to 100 percent of 2011 distributions will be characterized as qualified dividend income for tax purposes with the remaining percentage characterized as return of capital. Final determination will be made after the completion of our fiscal year.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At May 31, 2011, our investments are valued at $1.528 billion, with an adjusted cost of $821 million. The $707 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At May 31, 2011, the balance sheet reflects a net deferred tax liability of approximately $297 million or $10.87 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

4 Tortoise Energy Infrastructure Corp.

Schedule of Investments May 31, 2011
(Unaudited)
	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 167.5%(1)

Crude/Refined Products Pipelines — 63.8%(1)
United States — 63.8%(1)
Blueknight Energy Partners, L.P.(2)	342,162	$2,692,815
Buckeye Partners, L.P.	1,253,500	79,534,575
Enbridge Energy Partners, L.P.	3,219,005	98,855,644
Holly Energy Partners, L.P.	616,000	33,898,480
Kinder Morgan Management, LLC(3)	1,336,121	87,208,618
Magellan Midstream Partners, L.P.	1,493,800	88,223,828
NuStar Energy L.P.	926,400	58,780,080
Plains All American Pipeline, L.P.	993,100	61,810,544
Sunoco Logistics Partners L.P.	807,900	68,348,340
Tesoro Logistics LP	98,260	2,440,778
		581,793,702
Natural Gas/Natural Gas Liquids Pipelines — 67.1%(1)
United States — 67.1%(1)
Boardwalk Pipeline Partners, LP	2,296,700	66,833,970
Duncan Energy Partners L.P.	424,700	17,633,544
El Paso Pipeline Partners, L.P.	1,685,140	57,918,262
Energy Transfer Equity, L.P.	522,610	22,022,785
Energy Transfer Partners, L.P.	2,268,800	107,790,688
Enterprise Products Partners L.P.	2,895,600	120,572,784
Niska Gas Storage Partners LLC	501,300	9,730,233
ONEOK Partners, L.P.	766,700	63,896,778
PAA Natural Gas Storage, L.P.	285,167	6,450,477
PAA Natural Gas Storage, L.P.(4)	700,771	15,157,677
Spectra Energy Partners, LP	493,020	15,776,640
TC PipeLines, LP	1,242,600	57,358,416
Williams Partners L.P.	960,200	50,813,784
		611,956,038
Natural Gas Gathering/Processing — 29.3%(1)
United States — 29.3%(1)
Chesapeake Midstream Partners, L.P.	358,116	9,396,964
Copano Energy, L.L.C.	885,900	29,730,804
Crestwood Midstream Partners LP(3)(4)	620,997	15,146,117
DCP Midstream Partners, LP	1,106,100	44,830,233
MarkWest Energy Partners, L.P.	946,200	44,963,424
Regency Energy Partners LP	727,500	18,325,725
Regency Energy Partners LP(4)	1,666,667	40,066,675
Targa Resources Partners LP	1,670,500	57,732,480
Western Gas Partners LP	205,075	7,165,320
		267,357,742
Propane Distribution — 7.3%(1)
United States — 7.3%(1)
Inergy, L.P.	1,805,600	66,969,704
Total Master Limited Partnerships and
Related Companies (Cost $821,025,596)		1,528,077,186
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.16%(5) (Cost $87,526)	87,526	87,526
Total Investments — 167.5%(1)
(Cost $821,113,122)		1,528,164,712
Other Assets and Liabilities — (38.1%)(1)		(347,657,888)
Long-Term Debt Obligations — (21.4%)(1)		(194,975,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.0%)(1)		(73,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$912,531,824

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing.
(3)	Security distributions are paid-in-kind.
(4)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $70,370,469, which represents 7.7% of net assets. See Note 7 to the financial statements for further disclosure.
(5)	Rate indicated is the current yield as of May 31, 2011.

See accompanying Notes to Financial Statements.

2011 2nd Quarter Report 5

Statement of Assets & Liabilities May 31, 2011
(Unaudited)

Assets
Investments at fair value (cost $821,113,122)	$1,528,164,712
Receivable for Adviser expense reimbursement	13,392
Prepaid expenses and other assets	2,343,207
Total assets	1,530,521,311
Liabilities
Payable to Adviser	2,461,644
Distribution payable to common stockholders	14,982,292
Accrued expenses and other liabilities	2,598,649
Current tax liability	139,130
Deferred tax liability	297,432,772
Short-term borrowings	32,400,000
Long-term debt obligations	194,975,000
Mandatory redeemable preferred stock ($10.00 liquidation
value per share; 7,300,000 shares outstanding)	73,000,000
Total liabilities	617,989,487
Net assets applicable to common stockholders	$912,531,824
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 27,365,561 shares issued
and outstanding (100,000,000 shares authorized)	$27,366
Additional paid-in capital	408,458,236
Common stock subscribed	323,532
Subscriptions receivable	(323,532)
Accumulated net investment loss, net of income taxes	(67,216,500)
Undistributed realized gain, net of income taxes	124,323,181
Net unrealized appreciation of investments, net of income taxes	446,939,541
Net assets applicable to common stockholders	$912,531,824
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$33.35

Statement of Operations Period from December 1, 2010 through May 31, 2011
(Unaudited)

Investment Income
Distributions from master limited partnerships	$43,504,318
Less return of capital on distributions	(45,570,261)
Net distributions from master limited partnerships	(2,065,943)
Dividends from money market mutual funds	79
Other income	550,000
Total Investment Loss	(1,515,864)
Operating Expenses
Advisory fees	7,207,616
Administrator fees	224,654
Franchise fees	116,114
Professional fees	114,028
Stockholder communication expenses	78,793
Directors’ fees	67,366
Fund accounting fees	39,149
Custodian fees and expenses	32,881
Registration fees	20,902
Stock transfer agent fees	8,327
Other operating expenses	55,866
Total Operating Expenses	7,965,696
Leverage Expenses
Interest expense	5,336,707
Distributions to mandatory redeemable preferred stockholders	2,281,279
Amortization of debt issuance costs	144,230
Other leverage expenses	71,889
Total Leverage Expenses	7,834,105
Total Expenses	15,799,801
Less expense reimbursement by Adviser	(22,713)
Net Expenses	15,777,088
Net Investment Loss, before Income Taxes	(17,292,952)
Current tax expense	(76,963)
Deferred tax benefit	5,533,038
Income tax benefit, net	5,456,075
Net Investment Loss	(11,836,877)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	62,179,238
Deferred tax expense	(22,961,822)
Net realized gain on investments	39,217,416
Net unrealized appreciation of investments, before income taxes	20,385,552
Deferred tax expense	(7,528,066)
Net unrealized appreciation of investments	12,857,486
Net Realized and Unrealized Gain on Investments	52,074,902
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$40,238,025

See accompanying Notes to Financial Statements.

6 Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets
	Period from
	December 1, 2010
	through	Year Ended
	May 31, 2011	November 30, 2010
	(Unaudited)
Operations
Net investment loss	$(11,836,877)	$(17,436,118)
Net realized gain on investments	39,217,416	48,603,672
Net unrealized appreciation of investments	12,857,486	215,507,555
Distributions to auction preferred stockholders	—	(243,068)
Net increase in net assets applicable to common
stockholders resulting from operations	40,238,025	246,432,041
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(29,805,952)	(58,194,756)
Total distributions to common stockholders	(29,805,952)	(58,194,756)
Capital Stock Transactions
Proceeds from shelf offerings of 260,685 and 2,808,900
common shares, respectively	10,147,347	85,728,268
Underwriting discounts and offering expenses associated with the issuance
of common stock	(305,444)	(3,595,069)
Issuance of 36,299 and 222,590 common shares from reinvestment of
distributions to stockholders, respectively	1,378,636	6,907,367
Net increase in net assets applicable to common
stockholders from capital stock transactions	11,220,539	89,040,566
Total increase in net assets applicable to common stockholders	21,652,612	277,277,851
Net Assets
Beginning of period	890,879,212	613,601,361
End of period	$912,531,824	$890,879,212
Accumulated net investment loss, net of income taxes, end of period	$(67,216,500)	$(55,379,623)

See accompanying Notes to Financial Statements.

2011 2nd Quarter Report 7

Statement of Cash Flows Period from December 1, 2010 through May 31, 2011
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$43,504,318
Dividend income received	49
Purchases of long-term investments	(140,865,610)
Proceeds from sales of long-term investments	96,739,293
Purchases of short-term investments, net	(26,597)
Other income received	550,000
Interest expense paid	(5,276,580)
Distributions to mandatory redeemable preferred stockholders	(2,281,279)
Other leverage expenses paid	(21,344)
Income taxes paid	(187,833)
Operating expenses paid	(7,826,469)
Net cash used in operating activities	(15,692,052)
Cash Flows From Financing Activities
Advances from revolving line of credit	136,300,000
Repayments on revolving line of credit	(142,100,000)
Issuance of common stock	10,147,347
Issuance of long-term debt obligations	25,000,000
Common stock issuance costs	(196,952)
Debt issuance costs	(13,300)
Distributions paid to common stockholders	(13,445,043)
Net cash provided by financing activities	15,692,052
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$40,238,025
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(140,865,610)
Return of capital on distributions received	45,570,261
Proceeds from sales of long-term investments	96,739,293
Purchases of short-term investments, net	(26,597)
Deferred tax expense	24,956,850
Net unrealized appreciation of investments	(20,385,552)
Net realized gain on investments	(62,179,238)
Amortization of debt issuance costs	144,230
Changes in operating assets and liabilities:
Increase in prepaid expenses and other assets	(40,206)
Increase in payable to Adviser, net of
expense reimbursement	166,537
Decrease in current tax liability	(110,870)
Increase in accrued expenses and other liabilities	100,825
Total adjustments	(55,930,077)
Net cash used in operating activities	$(15,692,052)
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$1,378,636

See accompanying Notes to Financial Statements.

8 Tortoise Energy Infrastructure Corp.

Financial Highlights
	Period from
	December 1, 2010	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2011	2010	2009	2008	2007	2006
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$32.91	$25.53	$17.36	$32.96	$31.82	$27.12
Income (Loss) from Investment Operations
Net investment loss(2)(3)	(0.43)	(0.66)	(0.16)	(0.29)	(0.61)	(0.32)
Net realized and unrealized gains (losses) on investments and
interest rate swap contracts(2)(3)	1.93	10.10	10.65	(12.76)	4.33	7.41
Total income (loss) from investment operations	1.50	9.44	10.49	(13.05)	3.72	7.09
Distributions to Auction Preferred Stockholders
Net investment income	—	—	—	—	—	—
Return of capital	—	(0.01)	(0.19)	(0.40)	(0.39)	(0.23)
Total distributions to auction preferred stockholders	—	(0.01)	(0.19)	(0.40)	(0.39)	(0.23)
Distributions to Common Stockholders
Net investment income	—	—	—	—	—	—
Return of capital	(1.09)	(2.16)	(2.16)	(2.23)	(2.19)	(2.02)
Total distributions to common stockholders	(1.09)	(2.16)	(2.16)	(2.23)	(2.19)	(2.02)
Capital Stock Transactions
Underwriting discounts and offering costs on issuance of common
and auction preferred stock(4)	—	—	—	(0.01)	(0.08)	(0.14)
Premiums less underwriting discounts and offering costs
on issuance of common stock(5)	0.03	0.11	0.03	0.09	0.08	—
Total capital stock transactions	0.03	0.11	0.03	0.08	—	(0.14)
Net Asset Value, end of period	$33.35	$32.91	$25.53	$17.36	$32.96	$31.82
Per common share market value, end of period	$37.66	$36.25	$29.50	$17.11	$32.46	$36.13
Total Investment Return Based on Market Value(6)	6.99%	31.58%	88.85%	(42.47)%	(4.43)%	34.50%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$912,532	$890,879	$613,601	$407,031	$618,412	$532,433
Average net assets (000’s)	$930,316	$782,541	$500,661	$573,089	$659,996	$446,210
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.55%	1.53%	1.54%	1.82%	1.79%	1.62%
Other operating expenses	0.16	0.21	0.26	0.27	0.25	0.30
Expense reimbursement(8)	(0.00)	—	(0.03)	(0.19)	(0.19)	(0.22)
Subtotal	1.71	1.74	1.77	1.90	1.85	1.70
Leverage expenses(9)	1.69	2.11	2.54	3.42	2.71	2.05
Income tax expense (benefit)(10)	5.40	17.89	29.98	(32.24)	6.44	16.06
Total expenses	8.80%	21.74%	34.29%	(26.92)%	11.00%	19.81%

See accompanying Notes to Financial Statements.

2011 2nd Quarter Report 9

Financial Highlights (Continued)
	Period from
	December 1, 2010	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2011	2010	2009	2008	2007	2006
	(Unaudited)
Ratio of net investment loss to average net assets
before expense reimbursement(7)(9)	(2.56)%	(2.23)%	(0.97)%	(2.09)%	(2.08)%	(1.52)%
Ratio of net investment loss to average net assets
after expense reimbursement(7)(9)	(2.55)%	(2.23)%	(0.94)%	(1.90)%	(1.89)%	(1.30)%
Portfolio turnover rate(7)	12.70%	10.26%	17.69%	5.81%	9.30%	2.18%
Short-term borrowings, end of period (000’s)	$32,400	$38,200	$10,400	—	$38,050	$32,450
Long-term debt obligations, end of period (000’s)	$194,975	$169,975	$170,000	$210,000	$235,000	$165,000
Preferred stock, end of period (000’s)	$73,000	$73,000	$70,000	$70,000	$185,000	$70,000
Per common share amount of long-term debt obligations outstanding,
end of period	$7.12	$6.28	$7.07	$8.96	$12.53	$9.86
Per common share amount of net assets, excluding long-term debt obligations,
end of period	$40.47	$39.19	$32.60	$26.32	$45.49	$41.68
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(11)(12)	$5,334	$5,630	$4,789	$3,509	$3,942	$4,051
Asset coverage ratio of long-term debt obligations and short-term borrowings(11)(12)	533%	563%	479%	351%	394%	405%
Asset coverage, per $25,000 liquidation value per share of auction
preferred stock(12)(13)	—	—	$86,262	$64,099	$58,752	$74,769
Asset coverage, per $10 liquidation value per share of mandatory
redeemable preferred stock(13)	$40	$42	—	—	—	—
Asset coverage ratio of preferred stock(12)(13)	404%	417%	345%	256%	235%	299%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2010, 2009, 2008, 2007, and 2006 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(3)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting ASC 740-10, which was a $1,165,009 increase to the beginning balance of accumulated net investment loss, or $(0.06) per share.
(4)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2008. Represents the effect of the issuance of auction preferred stock for the year ended November 30, 2007. Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2006.
(5)	Represents the premium on the shelf offerings of $0.04 per share, less the underwriting and offering costs of $0.01 per share for the period from December 1, 2010 through May 31, 2011. Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the year ended November 30, 2010. Represents the premium on the shelf offerings of $0.05 per share, less the underwriting and offering costs of $0.02 per share for the year ended November 30, 2009. Represents the premium on the shelf offerings of $0.34 per share, less the underwriting and offering costs of $0.25 per share for the year ended November 30, 2008. Represents the premium on the shelf offerings of $0.21 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007.
(6)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Less than 0.01% for the period from December 1, 2010 through May 31, 2011.
(9)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(10)	For the period from December 1, 2010 through May 31, 2011, the Company accrued $76,963 for current income tax expense and $24,956,850 for net deferred income tax expense. For the year ended November 30, 2010, the Company accrued $984,330 for current income tax expense and $139,019,876 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $230,529 for net current income tax benefit and $150,343,906 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $260,089 for net current income tax expense and $185,024,497 for deferred income tax benefit. For the year ended November 30, 2007, the Company accrued $344,910 for current income tax expense and $42,171,411 for net deferred income tax expense. For the year ended November 30, 2006, the Company accrued $471,753 for current income tax expense and $71,190,049 for net deferred income tax expense.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(12)	As of November 30, 2008, the Company had restricted cash in the amount of $20,400,000 to be used to redeem long-term debt obligations with a par value of $20,000,000, which are excluded from these asset coverage calculations.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10 Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited) May 31, 2011

1. Organization

Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2009 through November 30, 2010, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 11 percent of total distributions as investment income and approximately 89 percent as return of capital.

Subsequent to November 30, 2010, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2009 through November 30, 2010 based on the 2010 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $4,909,000 or $0.179 per share ($3,096,000 or $0.113 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $4,681,000 or $0.171 per share ($2,952,000 or $0.108 per share, net of deferred tax expense) and an increase in realized gains of approximately $228,000 or $0.008 per share ($144,000 or $0.005 per share, net of deferred tax expense) for the period from December 1, 2010 through May 31, 2011.

Subsequent to the period ended February 28, 2011, the Company reallocated the amount of investment income and return of capital recognized in the current fiscal year based on its revised 2011 estimates, after considering the final allocations for 2010. This reclassification amounted to a decrease in pre-tax net investment income of approximately $1,741,000 or $0.064 per share ($1,098,000 or $0.040 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $1,495,000 or $0.055 per share ($943,000 or $0.034 per share, net of deferred tax expense) and an increase in realized gains of approximately $246,000 or $0.009 per share ($155,000 or $0.006 per share, net of deferred tax expense).

2011 2nd Quarter Report 11

Notes to Financial Statements (Unaudited)
(Continued)

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2010 and the period ended May 31, 2011 was 100 percent return of capital. For tax purposes, the Company’s distributions for the year ended November 30, 2010 were approximately 54 percent qualified dividend income and 46 percent return of capital. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2011.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are paid on the first business day of each month and are accrued daily based on a fixed annual rate of 6.25 percent. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to mandatory redeemable preferred stockholders for the year ended November 30, 2010 and the period ended May 31, 2011 was 100 percent return of capital. For tax purposes, the Company’s distributions to mandatory redeemable preferred stockholders for the year ended November 30, 2010 were 100 percent qualified dividend income. The tax character of distributions paid to mandatory redeemable preferred stockholders for the current year will be determined subsequent to November 30, 2011.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $228,234 related to the issuance of common stock were recorded to additional paid-in capital during the period ended May 31, 2011. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. The amounts of such capitalized costs for the Series H and Series I Notes issued in May 2011 were $11,580 and $7,720, respectively.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended May 31, 2011.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating these amendments and does not believe they will have a material impact on the Company’s financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of energy infrastructure companies, and to invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

12 Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of additional common stock for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2011, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$15,822,350
Capital loss carryforwards	4,359,904
Alternative minimum tax credit carryforward	605,833
20,788,087
Deferred tax liabilities:
Basis reduction of investment in MLPs	57,052,599
Net unrealized gains on investment securities	261,168,260
318,220,859
Total net deferred tax liability	$297,432,772

At May 31, 2011, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income of the appropriate character. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2011, the Company had no uncertain tax positions and no penalties and interest were accrued. Tax years subsequent to the year ending November 30, 2003 remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the period ended May 31, 2011, as follows:

Application of statutory income tax rate	$22,845,143
State income taxes, net of federal tax benefit	1,259,746
Foreign tax expense, net of federal tax benefit	48,541
Nondeductible payments on preferred stock	881,438
Other	(1,055)
Total income tax expense	$25,033,813

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2010 through May 31, 2011, the components of income tax expense include current foreign tax expense (for which the federal tax benefit is reflected in deferred tax expense) of $76,963 and deferred federal and state income tax expense (net of federal tax benefit) of $23,652,579 and $1,304,271, respectively.

As of November 30, 2010, the Company had a net operating loss for federal income tax purposes of approximately $38,329,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $5,000, $16,549,000, $1,080,000, $3,583,000, $53,000 and $17,059,000 in the years ending November 30, 2025, 2026, 2027, 2028, 2029 and 2030 respectively. As of November 30, 2010, the Company had a capital loss carryforward of approximately $45,000,000, which may be carried forward for 5 years. If not utilized, this capital loss will expire as follows: $7,000,000 and $38,000,000 in the years ending November 30, 2013 and 2014, respectively. The amount of deferred tax asset for these items at May 31, 2011 also includes amounts for the period from December 1, 2010 through May 31, 2011. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2010, an alternative minimum tax credit of $605,833 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of May 31, 2011, the aggregate cost of securities for federal income tax purposes was $666,624,635. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $864,565,636, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $3,025,559 and the net unrealized appreciation was $861,540,077.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2011 2nd Quarter Report 13

Notes to Financial Statements (Unaudited)
(Continued)

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of May 31, 2011. These assets are measured on a recurring basis.

	Fair Value at
Description	May 31, 2011	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,528,077,186	$1,457,706,717	$70,370,469	$—
Total Equity Securities	1,528,077,186	1,457,706,717	70,370,469	—
Other:
Short-Term Investment(b)	87,526	87,526	—	—
Total Other	87,526	87,526	—	—
Total	$1,528,164,712	$1,457,794,243	$70,370,469	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2011.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the period from December 1, 2010 through May 31, 2011.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets which the securities comprise at May 31, 2011.

					Fair	Fair
					Value	Value as
	Number of	Acquisition	Acquisition	Fair	Per	Percent of
Investment Security	Shares	Date	Cost	Value	Share	Net Assets
Crestwood Midstream Partners LP
Unregistered Class C Units	620,997	4/1/11	$15,000,027	$15,146,117	$24.39	1.6%
PAA Natural Gas Storage, L.P.
Unregistered Common Units	700,771	2/8/11	15,000,000	15,157,677	21.63	1.7%
Regency Energy Partners LP
Unregistered Common Units	1,666,667	5/2/11	40,400,000	40,066,675	24.04	4.4%
			$70,400,027	$70,370,469		7.7%

The carrying value per unit of unrestricted common units of Crestwood Midstream Partners LP was $30.37 on February 18, 2011, the date of the purchase agreement and the date an enforceable right to acquire the restricted Crestwood Midstream Partners LP units was obtained by the Company.

The carrying value per unit of unrestricted common units of PAA Natural Gas Storage, L.P. was $24.38 on December 23, 2010, the date of the purchase agreement and the date an enforceable right to acquire the restricted PAA Natural Gas Storage, L.P. units was obtained by the Company.

The carrying value per unit of unrestricted common units of Regency Energy Partners LP was $26.24 on March 23, 2011, the date of the purchase agreement and the date an enforceable right to acquire the restricted Regency Energy Partners LP units was obtained by the Company.

8. Investment Transactions

For the period from December 1, 2010 through May 31, 2011, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $140,865,610 and $96,739,293 (excluding short-term debt securities), respectively.

9. Long-Term Debt Obligations

The Company has $194,975,000 aggregate principal amount of private senior notes, Series E, Series F, Series G, Series H, and Series I (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series E, Series F, Series G, and Series I Notes accrue interest at fixed rates and the Series H Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.35 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2011, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series H Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at May 31, 2011.

14 Tortoise Energy Infrastructure Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

				Notional/
	Maturity	Interest		Carrying	Estimated
Series	Date	Rate		Amount	Fair Value
Series E	April 10, 2015	6.11%		$110,000,000	$122,620,092
Series F	December 21, 2012	4.50%		29,975,000	31,305,376
Series G	December 21, 2016	5.85%		30,000,000	33,306,499
Series H	May 12, 2014	1.62	%(1)	15,000,000	15,000,000
Series I	May 12, 2018	4.35%		10,000,000	10,316,777
				$194,975,000	$212,548,744

(1)	Floating rate; rate effective for period from initial issuance on May 12, 2011 through August 12, 2011.

10. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 7,475,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) Stock and 7,300,000 shares are outstanding at May 31, 2011. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared, and is mandatorily redeemable on December 31, 2019. The MRP Stock pays cash distributions on the first business day of each month at an annual rate of 6.25 percent. The shares of MRP Stock trade on the NYSE under the symbol “TYG Pr A.”

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At May 31, 2011, the estimated fair value of the MRP Stock is based on the closing market price of $10.43 per share. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of May 31, 2011.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
MRP Stock	December 31, 2019	6.25%	7,300,000	$73,000,000	$76,139,000

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2011, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

11. Credit Facility

On June 20, 2010, the Company entered into an amendment to its credit facility that extends the credit facility through June 20, 2011. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. The terms of the amendment provided for an unsecured revolving credit facility of $70,000,000. On March 9, 2011, the Company entered into an amendment that increased the amount available under its unsecured revolving credit facility to $85,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2011 was approximately $47,300,000 and 1.49 percent, respectively. At May 31, 2011, the principal balance outstanding was $32,400,000 at an interest rate of 1.44 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2011, the Company was in compliance with the terms of the credit facility.

12. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 27,365,561 shares outstanding at May 31, 2011. Transactions in common stock for the period ended May 31, 2011, were as follows:

Shares at November 30, 2010	27,068,577
Shares sold through shelf offerings	260,685
Shares issued through reinvestment of distributions	36,299
Shares at May 31, 2011	27,365,561

13. Subsequent Events

On June 1, 2011, the Company paid a distribution in the amount of $0.5475 per common share, for a total of $14,982,261. Of this total, the dividend reinvestment amounted to $1,398,566.

On June 20, 2011, the Company entered into an amendment to its credit facility that extends the credit facility through June 18, 2012. The terms of the amendment provide for an unsecured revolving credit facility of $85,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

During the period from June 1, 2011 through the date the financial statements were issued, the Company issued 92,515 shares of common stock under its at-the-market equity offering program for gross proceeds of approximately $3.5 million.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2011 2nd Quarter Report 15

ADDITIONAL INFORMATION (Unaudited)

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 20, 2011. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares
Conrad S. Ciccotello
Affirmative	28,330,984
Withheld	1,431,861
TOTAL	29,762,845

Charles E. Heath continued as a director and his term expires on the date of the 2012 annual meeting of stockholders. Each of H. Kevin Birzer and John Graham continued as a director with a term expiring on the date of the 2013 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (85 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	44
Against	20
Abstain	1
Broker Non-votes	0
TOTAL	65

Vote of Stockholders	No. of Shares
Affirmative	12,472,367
Against	1,071,286
Abstain	173,034
Broker Non-votes	16,046,158
TOTAL	29,762,845

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2011.

No. of Shares
Affirmative	29,290,532
Against	350,950
Abstain	121,363
TOTAL	29,762,845

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2011, the aggregate compensation paid by the Company to the independent directors was $71,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2010 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16 Tortoise Energy Infrastructure Corp.

Office of the Company	ADMINISTRATOR
and of the Investment Adviser	U.S. Bancorp Fund Services, LLC
Tortoise Capital Advisors, L.L.C.	615 East Michigan St.
11550 Ash Street, Suite 300	Milwaukee, Wis. 53202
Leawood, Kan. 66211
(913) 981-1020	CUSTODIAN
(913) 981-1021 (fax)	U.S. Bank, N.A.
www.tortoiseadvisors.com	1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
Managing Directors of
Tortoise Capital Advisors, L.L.C.	TRANSFER, DIVIDEND DISBURSING
H. Kevin Birzer	AND DIVIDEND REINVESTMENT AND
Zachary A. Hamel	CASH PURCHASE PLAN AGENT
Kenneth P. Malvey	Computershare Trust Company, N.A./ Computershare Inc.
Terry Matlack	P.O. Box 43078
David J. Schulte	Providence, R.I. 02940-3078
(800) 426-5523
Board of Directors of	www.computershare.com
Tortoise Energy Infrastructure Corp.
LEGAL COUNSEL
H. Kevin Birzer, Chairman	Husch Blackwell LLP
Tortoise Capital Advisors, L.L.C.	4801 Main St.
Kansas City, Mo. 64112
Conrad S. Ciccotello
Independent	INVESTOR RELATIONS
(866) 362-9331
John R. Graham	info@tortoiseadvisors.com
Independent
STOCK SYMBOL
Charles E. Heath	Listed NYSE Symbol: TYG
Independent
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies
				Total Assets
	Ticker/	Primary Target	Investor	as of 6/30/11
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,554
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$805
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$209
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$209
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

Tortoise MLP Fund, Inc.	NTG	U.S. Energy Infrastructure	Retirement Accounts	$1,599
	July 2010	Natural Gas Energy	Pension Plans
		Infrastructure Emphasis	Taxable Accounts

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$100
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 5/31/11)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

TYG LISTED NYSE

Tortoise Energy Infrastructure Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corp.

11550 Ash Street, Suite 300 • Leawood, Kan. 66211 • (913) 981-1020 • (913) 981-1021 (fax) • www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
12/1/10-12/31/10
Month #2	0	0	0	0
1/1/11-1/31/11
Month #3	0	0	0	0
2/1/11-2/28/11
Month #4	0	0	0	0
3/1/11-3/31/11
Month #5	0	0	0	0
4/1/11-4/30/11
Month #6	0	0	0	0
5/1/11-5/31/11
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date July 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date July 20, 2011

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date July 20, 2011